UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 29, 2026

(Date of earliest event reported)

ODYSSEY HEALTH, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56196	47-1022125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2300 West Sahara Avenue, Suite 800 - #4012, Las Vegas, NV	89102
(Address of principal executive offices)	(Zip Code)

(702) 780-6559

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock ($0.001 par value)	ODYY	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 29, 2026, Odyssey Health, Inc., entered into Amendment No. 13 with LGH Investments, LLC. Pursuant to Amendment No. 13, the parties have agreed to extend the maturity date of the note to January 31, 2027. All other terms and conditions remain the same.

On September 29, 2026, Odyssey Health, Inc., entered into Amendment No. 1 with Peter J. D’Arruda. Pursuant to Amendment No. 1, the parties have agreed to extend the maturity date of the note to January 31, 2027. All other terms and conditions remain the same.

Form of Amendment No. 13 to the Promissory Note, is attached as Exhibit 10.1 to this Current Report on Form is and is incorporated herein by reference.

Form of Amendment No. 1 to the Promissory Note, is attached as Exhibit 10.2 to this Current Report on Form is and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit
10.1	Amendment No. 13 dated September 29, 2026 to the Convertible Promissory Note with LGH Investments, LLC dated April 5, 2021
10.2	Amendment No. 1 dated September 29, 2026 to the Promissory Note with accredited investor Peter J. D’Arruda, dated October 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Odyssey Health, Inc.

Date: October 5, 2026	By:	/s/ Joseph Michael Redmond
Joseph Michael Redmond Chief Executive Officer

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